UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSIOn
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 22, 2004
                                                       -------------------

                       Pennsylvania Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

      Pennsylvania                   000-50961              25-1834776
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 (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)         File Number)       Identification No.)

       100 Senate Avenue, Camp Hill, Pennsylvania             17011
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (717) 975-5630

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition.

         On October 22, 2004, the Registrant disclosed certain information concerning the financial position and results of operations of Pennsylvania Commerce Bancorp, Inc. at and for the periods ended September 30, 2004, as well as certain comparison periods, in a Pre-Effective Amendment No. 3 to its Registration Statement on Form S-1 (Registration No. 333-118236). A copy of the disclosure is attached as Exhibit 99.1 to this report.

Item 9.01.        Financial Statements and Exhibits.

         (c) The following exhibits are furnished herewith:

         99.1. Recent Developments of Pennsylvania Commerce Bancorp, Inc. contained in the Pre-Effective Amendment No. 3 to Pennsylvania Commerce Bancorp, Inc.'s Registration Statement on Form S-1 (Registration No. 333-118236).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2004         PENNSYLVANIA COMMERCE BANCORP, INC.


                                By: /s/ Mark A. Zody
                                   -----------------------------
                                   Name: Mark A. Zody
                                   Title:  Chief Financial Officer and Treasurer